United States Steel Corporation First Quarter 2014 Earnings Conference Call and Webcast April 30, 2014 © 2011 United States Steel Corporation Exhibit 99.1

2 Forward-looking Statements United States Steel Corporation This presentation contains forward-looking statements with respect to market conditions, operating costs, shipments and prices. Factors that could affect market conditions, costs, shipments and prices for both North American and European operations include: (a) foreign currency fluctuations and related activities; (b) global product demand, prices and mix; (c) global and company steel production levels; (d) plant operating performance; (e) natural gas, electricity, raw materials and transportation prices, usage and availability; (f) international trade developments, including court decisions, legislation and agency decisions on petitions and sunset reviews; (g) the impact of fixed prices in energy and raw materials contracts (many of which have terms of one year or longer) as compared to short-term contract and spot prices of steel products; (h) changes in environmental, tax, pension and other laws; (i) the terms of collective bargaining agreements; (j) employee strikes or other labor issues; and (k) U.S. and global economic performance and political developments. Domestic steel shipments and prices could be affected by import levels and actions taken by the U.S. Government and its agencies, including those related to CO2 emissions, climate change and shale gas development. Economic conditions and political factors in Europe and Canada that may affect U. S. Steel Europe’s and U. S. Steel Canada’s results include, but are not limited to: (l) taxation; (m) nationalization; (n) inflation; (o) fiscal instability; (p) political issues; (q) regulatory actions; and (r) quotas, tariffs, and other protectionist measures. We present adjusted net income and adjusted net income per diluted share, which are non-GAAP measures, as an additional measurement to enhance the understanding of our operating performance and facilitate a comparison with that of our competitors. In accordance with “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, cautionary statements identifying important factors, but not necessarily all factors, that could cause actual results to differ materially from those set forth in the forward-looking statements have been included in U. S. Steel’s Annual Report on Form 10-K for the year ended December 31, 2013, and in subsequent filings for U. S. Steel.

3 United States Steel Corporation Adjusted First Quarter 2014 Results $94 $146 $154 $52 ($51) $38 $0.27 $0.34 ($0.35) ($100) ($50) $0 $50 $100 $150 1Q 2013 4Q 2013 1Q 2014 $ M ill io ns ($0.75) ($0.50) ($0.25) $0.00 $0.25 $0.50 $0.75 $1.00 $ pe r sh ar e Reportable segment and other businesses income from operations Adjusted net income Adjusted diluted EPS Operating income per ton increased $13 from first quarter Carnegie Way benefits being realized Note: For reconciliation of non-GAAP amounts see Appendix

United States Steel Corporation Cash Flow $120 $41 $299 $207 $0 $100 $200 $300 2Q2013 3Q2013 4Q2013 1Q2014 $ M ill io n s Significant cash generation from multiple sources 4 ($ in millions) 2Q2013 3Q2013 4Q2013 1Q2014 LTM Cash from operations 151 37 (7) 570 751 Working capital changes (31) 4 306 (363) (84) Cash from operations excluding working capital changes 120 41 299 207 667 Cash and cash equivalents 767 697 604 1,099 Total estimated liquidity 2,466 2,405 2,278 2,718 Note: Cash from operations includes a voluntary pension contribution of $140 million in 3Q2013.

5 United States Steel Corporation First Quarter 2014 Flat-rolled Segment Shipments (net tons in thousands) ($13) $87 $85 $750 $761 $719 ($25) $0 $25 $50 $75 $100 $125 1Q 2013 4Q 2013 1Q 2014 In co m e fr o m o p er at io n s ($ m il li o n s) $400 $500 $600 $700 $800 A ve ra g e re al iz ed p ri ce s ($ p er n et t o n ) Income from operations Average realized prices 1Q 2013 4Q 2013 1Q 2014 4,018 3,470 3,674 Operating income per ton increased $26 from first quarter 2013 Results comparable to fourth quarter despite significant weather effects Carnegie Way benefits being realized

6 United States Steel Corporation First Quarter 2014 Tubular Segment $64 $32 $24 $1,556 $1,509 $1,479 $0 $25 $50 $75 1Q 2013 4Q 2013 1Q 2014 In c o m e f ro m o p e ra ti o n s ( $ m il li o n s ) $600 $900 $1,200 $1,500 A v e ra g e r e a li z e d p ri c e s ( $ p e r n e t to n ) Income from operations Average realized prices Shipments (net tons in thousands) 1Q 2013 4Q 2013 1Q 2014 428 414 419 Highest quarterly level of shipments of semi- premium connections, an increase of 45% from first quarter 2013 Carnegie Way benefits being realized

7 United States Steel Corporation First Quarter 2014 U. S. Steel Europe Segment $38 $12 $32 $718 $692 $710 ($25) $0 $25 $50 1Q 2013 4Q 2013 1Q 2014 In c o m e f ro m o p e ra ti o n s ( $ m il li o n s ) $400 $500 $600 $700 A v e ra g e r e a li z e d p ri c e s ( $ p e r n e t to n ) Income from operations Average realized prices Shipments (net tons in thousands) 1Q 2013 4Q 2013 1Q 2014 1,048 1,029 1,031 Operating income per ton increased $19 from the fourth quarter Carnegie Way benefits being realized

8 Carnegie Way Benefits 54% 34% 12% Flat-rolled U. S. Steel Europe Tubular FY 2014 impact Previously announced Carnegie Way benefits $150 million Additional Carnegie Way benefits announced today $140 million Total Carnegie Way benefits announced to-date $290 million United States Steel Corporation 54% 36% 8% 2% Manufacturing Supply chain & logistics SG&A Other By Category By Segment

9 Carnegie Way transformation Phase 1: Earning the right to grow Phase 2: Driving profitable growth Strategic Approach United States Steel Corporation

10 Days Away From Work Cases ≥ 31 Days (Frequency Rates per 200,000 Hours Worked) United States Steel Corporation 0.500 0.787 0.620 0.282 0.366 0.325 0.351 0.306 0.3080.3170.3090.285 0.3200.342 0.346 0.377 0.013 0.216 0.187 0.073 0.037 0.037 0.041 0.026 0.015 0.00 0.20 0.40 0.60 0.80 1.00 2005 2006 2007 2008 2009 2010 2011 2012 2013 BLS Iron and Steel BLS Manufacturing U. S. Steel Source: Bureau of Labor Statistics (BLS) and U. S. Steel. BLS data not available for 2013 Global Safety Performance - 2005 to 2013 Safety Performance

11 United States Steel Corporation Flat-rolled Automotive sales at highest post-recession SAAR in March, momentum expected to carry over into second quarter Agricultural equipment sales up in first quarter, railcar deliveries projected to increase from 2013 Recent OEM forecasts reflect improving appliance market in 2014 Construction indices continue to indicate growth in 2014 U. S. Steel Europe Automotive production in 2014 expected to be comparable to 2013. V4* car production expected to increase in 2014 Appliance growth in Central Europe expected to outperform average EU growth EU construction output expected to grow in 2014, primarily driven by the residential sector Tubular Imports remain challenging Oil directed rig counts near highest level in decades Oil prices remain supportive of current drilling levels Natural gas storage levels at end of withdrawal season at lowest level in eleven years Market Updates Major industry summary and market fundamentals * Visegrad Group – Czech Republic, Hungary, Poland and Slovakia

12 United States Steel Corporation Second Quarter 2014 Outlook Segment outlook Flat-rolled Operating results expected to be a loss for the quarter Operational difficulties expected to limit production, resulting in lower shipments and higher operating costs Realized prices comparable to first quarter Lower automotive coated production and shipments expected in the second quarter U. S. Steel Europe Operating results expected to decrease as compared to the first quarter Shipments and average realized prices expected to be comparable to first quarter No income from sale and swap of carbon emission allowances in the second quarter Tubular Operating results expected to increase as compared to first quarter Average realized prices expected to be comparable to first quarter Shipments expected to be higher than first quarter

Lake Superior ice conditions at highest levels in over 30 years Operating update 13 United States Steel Corporation

14 United States Steel Corporation Strategic update Operating updates Pellet supply Great Lakes Works Product development and capabilities Increased Research & Development spending Tubular semi-premium and premium connections PRO-TEC continuous anneal line – Steel vs. Aluminum Actions and initiatives

United States Steel Corporation First Quarter 2014 Earnings Conference Call and Webcast Q & A April 30, 2014 © 2011 United States Steel Corporation United States Steel Corporation 15

© 2011 United States Steel Corporation Appendix 16 United States Steel Corporation

17 Major industry summary North American Flat-rolled Segment Sources: Wards / Customer Financial Reports / AISI / CMI / Economic Planning Assoc / AHAM / US Census Bureau / AIA / AEM / MSCI Automotive Q1 sales off to slow start due to severe weather but jumped in March, setting a post-recession record. SAAR at 16.4 million and pulling vehicle inventories lower to 62 days. YTD sales are up just 1.6%, but strong momentum is expected to carry into the Q2. Q2 production forecast strong at 4.29 million units; could be the highest Q2 since 2000. Industrial Equipment Tractor and Combine retail sales up 4% in Q1 2014. Railcar deliveries projected up 12% versus 2013. Tin Plate Metal can shipments decreased -3% in first two months of 2014. Apparent consumption of tin products down -13% YTD. Imports down -12% versus same period in 2013, but retain 27% share of demand. Appliance Major home appliance shipments in Q1 2014 flat versus Q1 2013. Most recent OEM full-year forecasts reflect 4% to 5% improvement for the U.S. industry. Pipe and Tube Structural tubing demand is increasing in reaction to both HRC and HSS price increases. Line pipe project award activity continues to be tepid, but expected to improve in 2H14. Construction Construction industry’s rate of recovery was hampered in Q1 by severe winter conditions . However, two key indices, spending and ABI, continue to indicate growth in 2014. Projections still maintain a 5% to 7% improvement in 2014. Service Center MSCI carbon flat-rolled shipments improving throughout 1Q14, to supplement mill supply deficiencies. USA inventory will remain lean in Q2 on increased demand, after swelling and depleting 300k in Q1. Canadian inventory historically low at </= 3.0 months, after 33% reduction throughout 2013. United States Steel Corporation

18 Market Fundamentals Sources: Baker Hughes, Energy Information Administration, Preston Publishing, Spears & Associates, Wood Mackenzie, Internal Oil Directed Rig Count Currently 1,534 rigs, up 11% year over year and near the highest in decades. The oil directed rig count increased by 8% during the first quarter of 2014. Gas Directed Rig Count Currently 323 rigs, down 12% year over year. The natural gas directed rig count decreased 15% during the first quarter of 2014. Natural Gas Storage Level Currently 850 Bcf, 50% below last year, and 54.3% below the five year average. Inventories ended the withdrawal season (End of March) at 826 Bcf, the lowest level in eleven years. Oil Price The West Texas Intermediate oil price averaged $99 per barrel during the first quarter of 2014, up $1 or 1% from the previous quarter. Wood Mackenzie forecasts an average second quarter price of $98.50 per barrel. Natural Gas Price Wood Mackenzie forecasts an average second quarter natural gas price of $4.58/MMBtu, representing a decrease of $0.60 (12%) from the previous quarter but an increase of $0.56 (14%) from the second quarter of 2013. Imports During the first quarter of 2014, import share of apparent market demand averaged roughly 49% for both OCTG and line pipe. OCTG Inventory February 2014 OCTG inventory is estimated to be about 3.03 million tons, approximately 5.5 months of supply. Tubular Segment United States Steel Corporation

19 Major industry summary Sources: Eurofer, USSK Marketing, EASSC, LMC, Euroconstruct, ESTA, ACEA United States Steel Corporation Automotive In Q2 2014, EU 27 car production is expected to be 4.18 million units, a decline of 2.5% y-o-y. Total EU 2014 car production is forecasted to grow by 1.6% to 16.2 million units. V4 car production is expected to decrease 1.2 % y-o-y in Q2 2014, but full year 2014 expected to grow 4.9% y-o-y with 2.85 million produced units. Significant growth is expected mainly in Mercedes Hungary, Suzuki Hungary and PSA Slovakia. Appliance In Q2 2014, EU appliance production is projected to decrease by 3.4% q-o-q and to increase 2.5% y-o-y. Positive demand trends are expected in Germany, UK and Sweden; in Italy and France, a further drop in output is expected to take place. Growth in Central Europe expected to continue to outperform average EU growth. Tin Plate In Q2 2014, Tin consumption is projected to increase by 12.7 % q-o-q, as usual after the winter season. Demand in Q2 is expected to be at the same level as the previous year (1020 kMT). Construction Construction output in Q2 2014 is expected to stay unchanged compared to the same period last year. The improvement in construction investment in 2014 will be driven primarily by the residential sector, with new projects, renovation, and modernization work all contributing. EU construction output is forecasted to rise almost 1.5% for full year 2014. Service Centers The forecast for Q2 2014 shows that the inventory in the distribution chain is to remain well-balanced or slightly elevated compared with demand; ex-stock sales will remain overall stable and are seen sticking close to the level seen in the first quarter of 2014. U. S. Steel Europe Segment

U. S. Steel Commercial – Contract vs. Spot Contract vs spot mix by segment – twelve months ended March 31, 2014 Firm 23% Market Based Quarterly * 19% Flat-rolled Market Based Monthly * 13% Tubular U. S. Steel Kosice Spot 31% Cost Based 13% Contract: 69% Spot: 31% Firm 39% Market Based Quarterly 1% Spot 49% Cost Based 1% Program 54% Contract: 51% Spot: 49% Market Based Monthly 10% Spot 46% Program: 54% Spot: 46% United States Steel Corporation 20 Market Based Semi-annual * <1% * - Annual contract volume commitments with price adjustments in stated time frame

21 United States Steel Corporation Other Items Capital Spending First quarter actual $90 million, 2014 estimate $620 million Depreciation, Depletion and Amortization First quarter actual $166 million, 2014 estimate $670 million Pension and Other Benefits Costs First quarter actual $87 million, 2014 estimate $345 million Pension and Other Benefits Cash Payments (excluding any voluntary pension contributions) First quarter actual $103 million, 2014 estimate $525 million

22 United States Steel Corporation Adjusted First and Fourth Quarter 2013 Results ($ millions) 1Q 2013 4Q 2013 Reported net income (loss) ($73) $270 Non-cash restructuring and other charges ─ 302 Tax benefits ─ (534) Premium charge on repurchases of convertible notes 22 ─ Adjusted net income (loss) ($51) $38 ($ per share) Reported EPS (LPS) ($0.51) $1.87 Non-cash restructuring and other charges ─ 2.09 Tax benefits ─ (3.69) Premium charge on repurchases of convertible notes 0.16 ─ Adjusted diluted EPS (LPS) ($0.35) $0.27 Reconciliation of reported and adjusted net income and EPS